UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               September 12, 2005
                Date of report (Date of earliest event reported)

                           Supertel Hospitality, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Virginia
                 (State or Other Jurisdiction of Incorporation)

         0-25060                                      52-1889548
  (Commission File Number)                (IRS Employer Identification No.)

         309 North Fifth Street
              Norfolk, NE                                    68701
(Address of Principal Executive Offices)                   (Zip Code)

                                 (402) 371-2520
              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.  Entry into a Material Definitive Agreement.

     On September 12, 2005, Supertel Limited Partnership, a limited partnership 94% owned by Supertel Hospitality, Inc., entered into a definitive agreement to purchase six hotels from Independent Property Operators of America, LLC ("IPOA"). The purchase price for the hotels is $32 million in cash, which Supertel intends to fund from exisiting credit facilities and new borrowings to be negotiated. The hotels consist of: a Comfort Inn in Fayetteville, North
Carolina: a Comfort Suites in Ft. Wayne, Indiana; a Comfort Suites in Lafayette, Indiana; a Comfort Suites in Marion, Indiana; a Comfort Suites in South Bend, Indiana; and a Hampton Inn & Suites in Warsaw, Indiana. The closing of the transaction is expected to occur on or about October 31, 2005, and is subject to customary closing conditions including property and title surveys, environmental surveys, appraisals satisfactory to lenders, accuracy in all material respects of representations, warranties and covenants, franchise agreement and lease matters and performance of obligations under the agreement.

     The hotel purchase agreement is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

     Exhibit 2.1 - Purchase Agreement, dated September 12, 2005, among
Supertel Limited Partnership and Independent Property Operators of America, LLC.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Supertel Hospitality, Inc.


Date:  September 14, 2005          By:    /s/ Donavon A. Heimes
                                     ----------------------------------------
                                     Name:   Donavon A. Heimes
                                     Title:  Chief Financial Officer, Treasurer
                                             and Secretary

Exhibit           Description                                          Page No.

2.1          Purchase Agreement, dated September 12, 2005,
             among Supertel Limited Partnership and Independent
             Property Operators of America, LLC                              5